                                                                    EXHIBIT 10.6

                          STANDARD OFFICE LEASE-GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                 [LOGO HERE]                         OMA Job No.
                                                                   0688-0301-240
                                                                 FFS # 10235.966

1.        Basic Lease Provisions ("Basic Lease Provisions")

          1.1 Parties: This Lease, dated, for reference purposes only, December 23, 1996, is made by and between OMA Del Aire Properties, a California general partnership, (herein called "Lessor") and SiRF Technology, Inc., a California corporation, doing business under the name of (herein called "Lessee").

          1.2 Premises: Suite Number(s) 240 second floor, consisting of approximately 2,820 feet more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto ("the "Premises").

          1.3 Building: Commonly described as being located at 5245 Pacific Concourse Drive, in the City of Los Angeles, County of Los Angeles, State of California, as more particularly described in Exhibit A hereto, and as defined in paragraph 2.

          1.4: Use: General Office Purposes, subject to paragraph 6.

          1.5 Term: Three (3) Years commencing as provided in paragraph 48 ("Commencement Date") and ending as provided in paragraph 48, as defined in paragraph 3.

          1.6 Base Rent: $4,371.00 per month, payable on the 1st day of each month, per paragraph 4.1 commencing on the Commencement Date

          1.7  (Intentionally omitted)

          1.8 Rent Paid Upon Execution: $4,371.00 for the first month of the Term.

          1.9  Security Deposit: $4.371.00

          1.10 Lessee's Share of Operating Expense Increase: 4.2 % as defined in paragraph 4.2.

2.        Premises, Parking and Common Areas.

          2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified In paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2. as the "Premises," including rights to the Common Areas as hereinafter specified.

          2.2 Vehicle Parking: So long as Lessee is not in default and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use 16 unreserved surface parking spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

               2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

               2.2.2 The monthly parking rate per parking space will be $ 35.00 per month at the commencement of the term of this Lease. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.
          2.3 Common Areas-Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees. suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

          2.4 Common Areas-Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

          2.5 Common Areas-Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

               (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law.

               (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

               (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

               (d) To add additional buildings and improvements to the Common Areas;

               (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

               (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.        Term.

          3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

          3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's

                                                              Initials: /s/ DKH
                                                                       ---------
                              FULL SERVICE-GROSS                         /s/ SK
                                                                       ---------
                                                                        /s/ AEW
option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

               3.2.1 Possession Tendered-Defined. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1.

               3.2.2 Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

          3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

          3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4.        Rent.

          4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph
1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Base Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

          4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

               (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

               (b) "Base Year" is defined as the calendar year in which the Lease term commences.

               (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of this Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

               (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

                    (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                           (aa)  The Common Areas, including their surfaces,
coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways. driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                           (bb)  All heating, air conditioning, plumbing,
electrical systems, life safety equipment telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

                    (ii)   Trash disposal, janitorial and security services;

                    (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

                    (vi) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

                    (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

                    (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

                    (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

                    (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

                    (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

               (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

               (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

               (g) Lessee's Share of Operating Expense Increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of such Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

          4.3  (Intentionally omitted)

                                                              Initials: /s/ DKH
                                                                       ---------
                              FULL SERVICE-GROSS                         /s/ SK
                                                                       ---------
                                                                        /s/ AEW

                     (This space intentionally left blank)


5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required by Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.        Use.

          6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions and for no other purpose.

          6.2  Compliance with Law.

               (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

               (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

          6.3  Condition of Premises.

               (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

               (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.        Maintenance, Repairs, Alterations and Common Area Services.

          7.1 Lessor's Obligations. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair of replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

          7.2  Lessee's Obligations.

               (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

               (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and tree of debris. Any damage or deterioration of the Promises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Promises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises and in good operating condition.

          7.3  Alterations and Additions.

               (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additional Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

               (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

               (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

               (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy

                                                              Initials: /s/ DKH
                                                                       ---------
                              FULL SERVICE-GROSS                         /s/ SK
                                                                       ---------
                                                                        /s/ AEW
any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

               (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

               (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

          7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.        Insurance; Indemnity.

          8.1 Liability Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a Policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GLO404), or equivalent, in an amount of not less than $2,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

          8.2 Liability Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

          8.3 Property Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

          8.4 Property Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project Improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

          8.5 Insurance Policies. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty
(30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

          8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

          8.7 Indemnity. Lessee shall indemnity and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnity and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

          8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury of the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

          8.9 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.        Damage or Destruction.

          9.1  Definitions.

               (a) "Premises Damage" shall mean if the Promises are damaged or destroyed to any extent.

               (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

               (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

               (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

               (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

               (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

               (g) "Replacement Cost" "shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

                                                              Initials: /s/ DKH
                                                                       ---------
                              FULL SERVICE-GROSS                         /s/ SK
                                                                       ---------
                                                                        /s/ AEW

          9.2  Premises Damage: Premises Building Partial Damage.

               (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

               (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repair at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises. Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

          9.3 Premises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

          9.4  Damage Near End of Term.

               (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

               (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

          9.5  Abatement of Rent; Lessee's Remedies.

               (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

               (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

          9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

          9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.       Real Property Taxes.

          10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

          10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

          10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

          10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

          10.5 Personal Property Taxes.

               (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

               (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.       Utilities.

          11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

          11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

          11.3 Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

                                                              Initials: /s/ DKH
                                                                       ---------
                              FULL SERVICE-GROSS                         /s/ SK
                                                                       ---------
                                                                        /s/ AEW

     11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading

     11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12.  Assignment and Subletting.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or
(b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3  Terms and Conditions Applicable to Assignment and Subletting.

           (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

           (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

           (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

           (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto,shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

           (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

           (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

           (g) Lessor's written consent to any assignment or subletting of the Promises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

           (h) The discovery of the fact that any financial statement relied upon by Lessor in giving Its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

     12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

           (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided. however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

           (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

           (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

           (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

           (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

     12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13.  Default; Remedies.

     13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

           (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

           (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.
           (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                                                         Initials: /s/ DKH
                                                                  -----------
                              FULL SERVICE-GROSS                   /s/ SK
                                                                  -----------
                                    PAGE 6                         /s/ AEW

           (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

           (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors: (i) Lessee becoming a "debtor" as defined in 11 U.S.C. (S)101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

           (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

     13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

           (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises: expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

           (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

           (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority, Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  Broker's Fee.

     (a) The brokers involved in this transaction are The Seeley Company as "listing broker" and The Seeley Company as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s).

     (b)   (Intentionally omitted)

     (c)   (Intentionally omitted)

     (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.  Estoppel Certificate.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified. is in full force and effect) and the date

                                                         Initials: /s/ DKH
                                                                  -----------
                              FULL SERVICE-GROSS                   /s/ SK
                                                                  -----------
                                    PAGE 7                         /s/ AEW
to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the Office Building Project or of the business of Lessee

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Promises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.  Subordination.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.  Attorneys' Fees.

     31.1 If either party named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

     31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32.  Lessor's Access.

     32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

                                                         Initials: /s/ DKH
                                                                  -----------
                              FULL SERVICE-GROSS                   /s/ SK
                                                                  -----------
                                    PAGE 8                         /s/ AEW

     32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages of injuries or interference with Lessee's property or business in connection therewith.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. Signs. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.  Options.

     39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first otter to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

     39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4  Effect of Default on Options.

           (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

           (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

           (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or Paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40.  Security Measures-Lessor's Reservations.

     40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

     40.2  Lessor shall have the following rights:

           (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

           (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

           (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;
           (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

     40.3  Lessee shall not:

           (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

           (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.  Easements.

     41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

                                                         Initials: /s/ DKH
                                                                  -----------
                              FULL SERVICE-GROSS                   /s/ SK
                                                                  -----------
                                    PAGE 9                         /s/ AEW

43. Authority. If Lessee is a corporation, trust, or general limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor

44. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, it any, shall be controlled by the typewritten or handwritten provisions.

45. No Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

                     (This space intentionally left blank)

                                                                   /s/ DKH

                                                                   /s/ SK

                                   PAGE 10                         /s/ AEW

                                                       OMA Job No. 0688-0301-240
                                                           SiRF Technology, Inc.

48.  Commencement and Expiration Dates.  The Term of this Lease shall commence
     ---------------------------------
on date upon which Lessor substantially completes construction of the Lessor's Work (as hereinafter defined in paragraph 49) and delivers the Premises to Lessee (the applicable date being referred to herein as the "Commencement Date"), and shall expire at 5:00 p.m. on the last day of the thirty-sixth (36th) full calendar month following such Commencement Date (the applicable date being referred to herein as the "Expiration Date"). Once the Commencement Date has been determined, Lessor and Lessee shall execute an amendment to this Lease confirming the Commencement Date and the Expiration Date.

49.  Lessor's Work.  Notwithstanding anything herein to the contrary, prior to
     -------------
the Commencement Date, Lessor shall, at Lessor's sole cost and expense, re-paint and re-carpet the Premises with Lessor's building standard materials (subject to Lessee's selection of colors from Lessor's standard color collection) (collectively, the "Lessor's Work").

50.  Additional Provisions Regarding Condition of Premises.  Notwithstanding
     -----------------------------------------------------
anything to the contrary set forth in this Lease, Lessee hereby accepts the Premises in its condition existing upon Lessee's acceptance of possession of the Premises, AS IS, without representation or warranty of any kind from Lessor. Lessee further acknowledges that, except for Lessor's Work, Lessor has no obligation to make any repairs, modifications or improvements of any kind or nature to the Premises.

51.  Additional Operating Expense Provisions.
     ----------------------------------------

     51.1 The cost of Lessor's performing the maintenance obligations described in Paragraph 7.1, as well as the cost of operating, repairing and maintaining the Building, the roof, and any other utilities or equipment, wherever situated, that are for the common use of the tenants of the Building or Office Building Project are Operating Expenses within the meaning of Paragraph 4.2.

     51.2 "Lessee's Share" as set forth in Paragraphs 1.10 and 4.2(a) is Lessee's share of Operating Expense Increase applicable only to the Building in which the Premises are located. The percentage set forth in Paragraph 4.2(a) has been determined by dividing the approximate rentable square footage of the Premises by the total approximate rentable square footage contained in the Building.

     51.3 Office Building Project expenses shall be reasonably allocated by Lessor among the buildings in the Office Building Project on the basis of the rentable square feet in the various buildings located within the Office Building Project.

     51.4 Lessor and Lessee shall promptly adjust between them by appropriate cash payment any balance determined to exist with respect to Lessee's Share of Operating Expense Increase after the end of the calendar year in which this Lease terminates, prorating for any partial year involved.

52.  Additional Provisions Regarding Assignment and Subletting.
     ---------------------------------------------------------

     52.1 Lessor may accept any form of rent from any person other than Lessee pending approval or disapproval of an assignment, and neither a delay in the approval or disapproval of such assignment, nor the acceptance of any form of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the default or breach by Lessee in the observance of any of the terms, covenants or conditions of this Lease.

     52.2 Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $500 or ten per cent (10%) of the current monthly Base Rent, whichever is greater, on account of Lessor's reasonable costs, fees and expenses in processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor under all of the relevant circumstances.

     52.3 Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     52.4  An assignment, transfer, mortgage or other encumbrance
(collectively, "assignment") or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a curable default after notice per Paragraph 13.1(b), or a noncurable breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as non-curable, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten per cent

                                                                   Initials:
                                                                   /s/ DKH
                                                                   ----------
                                                                   /s/ SK
                                                                   ----------
                                  11                               /s/ AEW

(110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, Lessee shall pay the amount set in Lessor's Notice, with any overpayment credited against the next instalment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to market price or one hundred ten percent (110 %) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be deemed appropriately adjusted to require that the base index be, or be determined with reference to, the index applicable to the time of such market value adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

53.  Work By Lessee.  Any alterations, additions or improvements to be
     --------------
constructed or installed by Lessee at any time shall be installed by Lessee or its contractors in compliance with the following:

           (a) No such work shall proceed without (i) Lessee's contractor providing labor and materials bond(s) satisfactory to Lessor, (ii) Lessor's prior written approval of Lessee's contractor, (iii) the furnishing to Lessor by Lessee's contractor of a Certificate of Insurance from an approved company in an amount of not less than $1,000,000 combined single limits for public liability and automobile liability, endorsed to show Lessor as an additional insured, and
(iv) detailed plans and specifications for such work submitted to and approved by Lessor, which approval Lessor shall not unreasonably withhold or delay.

           (b) All such work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Lessor before the work is commenced, and any work not acceptable to the applicable Department of Building and Safety, or not reasonably satisfactory to Lessor, shall be promptly replaced at Lessee's expense. Notwithstanding any failure by Lessor to object to any such work, Lessor shall have no responsibility therefor.

           (c) All work by Lessee or its contractors shall be scheduled through Lessor.

           (d) Lessee shall reimburse Lessor for any extra expense incurred by Lessor by reason of faulty work done by Lessee or its contractors, or by reason of delays caused by such work, or by reason of inadequate cleanup.

           (e) Lessee or its contractors will in no event be allowed to install plumbing, mechanical, electrical wiring or fixtures, acoustical or integrated ceilings, or partitions, unless approved in writing by Lessor.

           (f) All work shall be diligently and continuously pursued to its completion and be done in a good and workmanlike manner of good and sufficient materials.

           (g) All data processing and other special electrical equipment shall be installed only under the supervision of Lessor or its electrical contractor.

54.  Incomplete Common Areas.  It is specifically acknowledged by Lessee that
     -----------------------
portions of the Building and common areas may not be completed on or prior to the Commencement Date, without liability of Lessor to Lessee, and without any abatement or reduction in rent.

55.  Lessor's Right to Relocate Premises.  Lessor shall have the right to
     -----------------------------------
relocate the Premises to another part of the Building in which the Premises are located in accordance with the following:

           (a) The new Premises shall be substantially the same in size, dimensions, configuration, decor, and nature as the Premises described in this Lease, and/or shall be placed in that condition by Lessor at its cost.

           (b) The physical relocation of the Premises shall be accomplished by Lessor at its cost.

           (c) Lessor shall give Lessee at least thirty (30) days' notice of Lessor's intention to relocate the Premises.

           (d) The physical relocation of the Premises shall take place on a weekend and shall be completely accomplished before the Monday following the weekend in which the relocation takes place. If the physical relocation has not been completed in that time, Base Rent shall abate in full from the time the physical relocation commences to the time it is completed.

           (e) All costs incurred by Lessee as a result of the relocation, including, without limitation, costs incurred in changing addresses on stationery, business cards, directories, advertising, and other such items, shall be paid by Lessor, in a sum not to exceed $5,000.00.

           (f) Lessor shall have the right to relocate the Premises no more than one (1) time during the term of this Lease.

                                                             /s/ DKH  Initials:
                                                            -----------
                                                             /s/ SK
                                                            -----------
                                   12                        /s/ AEW

          (g) If the relocated Premises are smaller than the Premises as they existed before the relocation, Base Rent and Lessee's Share shall be reduced to a sum computed by multiplying the Base Rent specified in Paragraph 4 by a fraction, the numerator of which shall be the total number of square feet in the relocated premises, and the denominator of which shall be the total number of square feet in the Premises before relocation.

          (h) The parties shall immediately execute an amendment to this Lease stating the relocation of the Premises and the reduction of Base Rent and Lessee's Share, if any.

56.  Hazardous Substance Conditions-Remediation/Lease Termination.
     ------------------------------------------------------------

     56.1 Definitions. The term "Hazardous Substance Condition", as used in this Lease, shall mean any condition involving a Hazardous Substance, the remediation of which may be required by the governmental authority having jurisdiction thereof under applicable Federal, state or local law.

     56.2 A "Hazardous Substance" as used in this Lease is defined as any product, substance, chemical, material or waste (including hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof) whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other material or materials in, on or about the Premises or Office Building Project: (a) is or becomes potentially injurious to the public health, safety or welfare, the environment, the Office Building Project or the Premises, (b) is or becomes regulated or monitored by any governmental authority, or (c) may, under applicable statutory or common law theory, such as nuisance (public or private), waste, trespass, negligence, strict liability or tort, be a basis for Lessor's liability to third parties.

     56.3 Lessee Responsibility. Lessee shall be solely responsible for the remediation of Hazardous Substance Conditions to the extent caused or materially contributed to by Lessee and Lessee shall indemnify, protect and defend Lessor, the Office Building Project and the Premises from the effects thereof.

     56.4 Remediation Cost Limit. Should a Hazardous Substance Condition be discovered in, on or under the Premises or Office Building Project during the term of the Lease which is required by a governmental authority having jurisdiction thereof to be remediated, and which was not caused or materially contributed to by Lessee, and which, according to Lessor's best estimate, would cost no more than $100,000 to fully remediate ("Lessor's Remediation Cost Limit"), Lessor agrees to remedy same at its expenses as soon as reasonably possible.

     56.5 Lessor's Right to Terminate. Should a Hazardous Substance Condition that was not caused or materially contributed to by Lessee be discovered in, on or under the Premises or Office Building Project during the term of this Lease the full remediation of which would cost more than Lessor's Remediation Cost Limit, Lessor shall promptly advise Lessee thereof and Lessor may, at Lessor's option, either (a) remediate said Hazardous Substance Condition as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (b) give written notice to Lessee of Lessor's intention to terminate this Lease. Lessor shall advise Lessee of its election within thirty (30) days after Lessor's discovery of such Hazardous Substance Condition. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of such notice to give written notice to Lessor of Lessee's commitment to pay (without reimbursement from Lessor) the cost of remediating the Hazardous Substance Condition in excess of Lessor's Remediation Cost Limit in which event this Lease shall continue in full force and effect, and Lessor, after receipt from Lessee of the funds required to cover said excess cost, or adequate assurance thereof from Lessee, shall proceed to make such remediation as soon as reasonably possible. If Lessee does not give such notice and funds or assurance within said ten (10) day period, this Lease shall terminate thirty
(30) days following the date the initial written notice was given by Lessor to Lessee.

     56.6 Lessee Remedies. Lessee's remedies with respect to Hazardous Substance Conditions not caused or materially contributed to by Lessee are limited to those set forth in this Paragraph 56.

57.  Inducement Recapture in Event of Breach.  Any agreement by Lessor for free
     ---------------------------------------
or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a breach of this Lease by Lessee, as defined in Paragraph 13.1 and the failure of Lessee to cure such breach within the applicable cure period, if any, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor as additional rent due under this Lease at the time such breach is established per Paragraph 13.1 and recoverable by Lessor, notwithstanding any subsequent cure of said breach by Lessee.

58.  Option to Extend.  Lessor hereby grants to Lessee the option to extend the
     ----------------
Original Term of this Lease for an additional five (5) year period (the "Option Period") commencing upon the expiration of the Original Term of this Lease upon each and all of the following terms and conditions:

                                                                  Initials:
                                                              /s/ DKH
                                                             ---------
                                                              /s/ SK
                                                             --------
                                                              /s/ AEW

          (a) Lessee gives to Lessor, and Lessor actually receives, on a date that is prior to the date upon which the Option Period would commence (if such option is exercised) by at least six (6) but not more than nine (9) months, a written notice of the exercise of the option to extend this Lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

          (b) The provisions of Paragraph 39, including the provision relating to default of Lessee set forth in Paragraph 39.4 of this Lease are conditions of this option;

          (c) All of the terms and conditions of this Lease except where specifically modified by this option shall apply;

          (d) Any prior Lessee that has not been expressly released from liability under this Lease, and any guarantor of the Lessee's performance hereunder, expressly reaffirms in writing the extension of their liability with respect to this Lease for this Option Period; and

          (e) The monthly Base Rent for each month of the Option Period shall be equal to ninety-five percent (95%) of the Prevailing Market Rent for the Premises as of 120 days prior to the commencement of the Option Period, but in no event either less than the Base Rent previously in effect.

59.  Calculation of Prevailing Market Rent.
     -------------------------------------

     59.1 The term "Prevailing Market Rent" as used in Paragraph 58 above is defined to mean the fair market rent of the Premises according to comparable properties in the general area. In determining fair market monthly rent it shall be assumed that:

          (a) The Premises are in excellent condition and repair and there shall be no deduction for depreciation, obsolescence or deferred maintenance.

          (b) The Premises would be leased for the period of the option being exercised by a tenant with the credit standing of Lessee, as the same exists at that time.

          (c) The Premises would be leased on the same terms of this Lease insofar as the obligations for repair, maintenance, insurance and real estate taxes existed as of the expiration of the prior Lease term of this Lease.

          (d) No deduction shall be given nor consideration given to allowances for real estate brokerage commissions.

          (e) The Premises will be used for their highest and best use.

     59.2 Using the above assumptions, the Prevailing Market Rent shall be determined by Lessor and submitted to Lessee ("Lessor's Submission") within the twenty (20) day period following commencement of the last 120 days of the Original Term of this Lease. If Lessee disagrees with the Prevailing Market Rent in Lessor's Submission, Lessee shall, within twenty (20) days after receipt of Lessor's Submission, submit to Lessor in writing Lessee's judgment as to the Prevailing Market Rent ("Lessee's Judgment"). If after consultation together and within ten (10) days following Lessee's submission of Lessee's Judgment to Lessor, Lessee and Lessor cannot agree on the amount of the Prevailing Market Rent, then in that event, Lessee shall designate a qualified real estate broker in the area (the "Lessee Broker") to determine the Prevailing Market Rent, the cost thereof to be paid by Lessee. The Lessee Broker shall determine the Prevailing Market Rent and submit same to Lessor within twenty (20) days after the submission of Lessee's Judgment to Lessor. If the Prevailing Market Rent determined by the Lessee Broker is the same as Lessor's Submission, said figure shall be the Prevailing Market Rent. Notwithstanding the foregoing, in the event Lessor and Lessee cannot agree on the amount of the Prevailing Market Rent within thirty (30) days following Lessee's submission of Lessee's Judgement to Lessor, then either Lessor or Lessee, at their respective option, may elect to rescind the option granted hereunder by written notice thereof to the other party within forty-five (45) days following Lessee's submission of Lessee's Judgement to Lessor, in which event neither party shall have any further liability or obligation under the option granted hereunder.

     59.3 If the Prevailing Market Rent determined by the Lessee Broker is greater than Lessor's Submission, the Prevailing Market Rent shall be in the amount of Lessor's Submission.

     59.4 If the determination of Prevailing Market Rent of the Lessee Broker is less than Lessor's Submission and if after consultation together and within ten (10) days following Lessee's submission of the Lessee Broker's determination to Lessor, the Lessee Broker and Lessor cannot agree upon the amount of the Prevailing Market Rent, then, in that event, said Lessee Broker and the Lessor shall jointly agree upon and designate four other qualified, impartial real estate brokers ("Other Brokers"). If Lessor and the Lessee Broker cannot jointly agree upon and designate the Other Brokers within ten (10) days, then in that event the other Brokers shall be designated by the then President of the American Industrial Real Estate Association.

     59.5 The names of the Other Brokers shall be written on separate slips of paper, sealed and placed in a container. A disinterested party shall, at random, select the name of one of the Other Brokers, the person

                                                                       Initials:
                                                                        /s/ DKH
                                                                       ---------
                                                                          /s/ SK
                                                                        --------
                                                                         /s/ AEW
whose name is selected being referred to as the "Chosen Broker." The Chosen Broker shall be selected within 80 days following commencement of the last 120 days of the prior term.

     59.6 The Chosen Broker shall determine the Prevailing Market Rent, in accordance with the provisions of this Paragraph 59 and that decision shall be binding upon the Parties hereto; provided, however, that the Prevailing Market Rent shall be no greater than Lessor's Submission and no less than the rent suggested by the Lessee in Lessee's Judgment.

     59.7 The costs and fees of the Chosen Broker shall be shared equally by Lessor and Lessee.

     59.8 The determination of the Prevailing Market Rent by the Chosen Broker shall be completed no later than the expiration of the prior Lease term.

     59.9 If for any reason the Prevailing Market Rent has not been determined by the commencement of this Option Period, Lessee shall continue paying Base Rent at the rate previously in effect or as specified in Lessee's Judgment, whichever is greater, and promptly make up any deficit therein as soon as the Prevailing Market Rent is determined.

60.  Partnership Lessor.  If Lessor is a partnership, the liability of Lessor,
     ------------------
arising under the terms of this Lease, shall be limited to the partnership assets of Lessor.

61.  Amendments to Lease.  At such times as a rental adjustment is made to this
     -------------------
Lease by virtue of any provision of this Lease, the parties shall execute a written amendment to this Lease to reflect said change. Lessee agrees to make any non-monetary modifications to this Lease that may be required by an institutional mortgagee of Lessor.

62.  Cashier's Checks.  In the event that any check given to Lessor by Lessee
     ----------------
shall not be honored by the bank upon which it is drawn, then Lessor, at its option may require all future payments to be made by Lessee under this Lease to be made by Cashier's Checks. Any payment made by Lessee pursuant to a written notice to pay under this Lease shall be made by cashier's check.

63.  Subject to Ground Lease.
     -----------------------

     63.1 The undersigned Lessee (hereinafter in this paragraph, the "Sublessee") hereby acknowledges that this Lease is a Sublease (hereinafter in this paragraph, the "Sublease"), subject and subordinate to the terms of that certain Ground Lease dated as of February 17,1988 (the "Ground Lease") by and between OMA Del Aire Holding Corporation, a Delaware non-profit corporation, as landlord ("Ground Lessor"), and Lessor herein (hereinafter in this paragraph, the "Sublessor"), as tenant, and or any modifications or substitutions thereto.

     63.2 If the term of the Ground Lease ends for any reason while this Sublease is in effect, unless otherwise agreed in writing with Sublessee, Ground Lessor may, at its option, within ninety (90) days after the termination of such Ground Lease, either terminate this Sublease or succeed to all of the rights of Sublessor hereunder. If Ground Lessor elects to affirm this Sublease, Sublessee agrees that it shall attorn directly to Ground Lessor for the entire remaining term of this Sublease.

64.  Non-Discrimination/Nonsegregation.  Lessee hereby covenants by and for
     ---------------------------------
himself, his heirs, executors, administrators and assigns, and all persons claiming under or through him, that this Lease is made and accepted upon and subject to the conditions that there shall be no discrimination against or segregation of any person or group of persons on account of sex, marital status, race, color, religion, creed, national origin or ancestry, in the leasing, subleasing, use or enjoyment of the Premises, nor shall Lessee himself, or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, or subtenants, in the Premises.

65.  Freely Negotiated.  Lessee hereby acknowledges that, notwithstanding the
     -----------------
fact that portions of this Lease are pre-printed, and that this Lease was prepared by or on behalf of Lessor, Lessee has read this Lease in its entirety and has had the opportunity to freely negotiate any or all of the terms hereof before executing same.

66.  Exhibits.  Attached hereto and incorporated herein by this reference are
     --------
the following Exhibits:

          1.  Floor Plan showing the Premises

          2.  Site Plan showing the Building

          3.  Rules and Regulations

          4.  Standard Tenancy Statement

     LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND BY THE EXECUTION OF THIS LEASE

                                                                      Initials:
                                                                         /s/ DKH
                                                                       ---------
                                                                          /s/ SK
                                                                        --------
                                                                         /s/ AEW

SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THE PRINTED PORTION OF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS OR HER APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS, OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THE PRINTED PORTIONS OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

LESSEE                                                               LESSOR
------                                                               ------
SiRF Technology, Inc.                                                OMA DEL AIRE PROPERTIES
a California corporation                                             a California general partnership

By:  /s/ David K. Hanabusa                                           By:  NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY, a Massachusetts
    ------------------------------------------------                      coporation, for and on behalf of its developmental
Name:  David K. Hanabusa                                                  properties account, general partner
       ---------------------------------------------
Title:  Chief Financial Officer                                           By:  COPLEY REAL ESTATE ADVISORS, INC., a Massachusetts
        --------------------------------------------                           corporation, asset manager and advisor hereunto duly
                                                                               authorized
By: /s/ Sanjai Kohli
   -------------------------------------------------                           By:   see attached page
Name: Sanjai Kohli                                                                  ----------------------------------
      ----------------------------------------------                           Name:   for revised signature
Title: V.P. Engr.                                                                     --------------------------------
       ---------------------------------------------                           Title:   block
                                                                                      --------------------------------
Lessee's Address:
----------------                                                               By:____________________________________
5220 Pacific Concourse #190                                                    Name:__________________________________
Los Angeles, CA 90045                                                          Title: ________________________________

                                                                     Lessor's Address:
                                                                     -----------------
                                                                     For Delivery Purposes:
                                                                     1125 W. 190th Street, Suite 200
                                                                     Gardena, CA 90248

                                                                     For Mailing Purposes:
                                                                     P.O. Box 92807
                                                                     Worldway Postal Center
                                                                     Los Angeles, CA 90009


                                                                         /s/ AEW

                             Lessor:
                             -------
                             OMA DEL AIRE PROPERTIES, a California partnership

                             By: Metropolitan Life Insurance Company, a New York
                                 corporation, successor by merger to New England Mutual Life Insurance Company, a Massachusetts corporation, for and on behalf of its Development Properties Account, general partner

                                 By: AEW Real Estate Advisors, Limited
                                     partnership, a Massachusetts Limited
                                     Partnership, its asset manager and advisor
                                     hereunto duly authorized

                                 By: /s/ J. Christopher Meyer
                                     -------------------------------
                                 Name Printed: J. Christopher Meyer
                                               ---------------------
                                 Title: Managing Director
                                        ----------------------------

                                                                         /s/ AEW

                             STANDARD OFFICE LEASE

                                  FLOOR PLAN

                                   [Graphic]



                               (To be inserted)


                                   EXHIBIT 1
                                                               Initials: /s/ DKH
                                                                       ---------
                                                                          /s/ SK
                                 FULL SERVICE-GROSS                     --------
                                                                         /s/ AEW

                           RULES AND REGULATIONS FOR
                             STANDARD OFFICE LEASE

                                   [Graphic]

Dated:  December 23, 1996
        -----------------

By and Between   OMA Del Aire Properties and SiRF Technology, Inc.
                --------------------------------------------------

                                 GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation. or property of the Office Building Project and its occupants.

3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles. motorcycles or other vehicles into areas not designated as authorized for same.

5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6.  Lessee shall not alter any lock or install new or additional locks or bolts.

7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

11. Lessee shall not employ any service or contractor for services or work to be performed in the Building. except as approved by Lessor.

12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of _____ P.M. and _____ A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. No window coverings, shades or awnings shall be installed or used by Lessee.

15.  No Lessee, employee or invitee shall go upon the roof of the Building.

16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                 PARKING RULES

1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees. suppliers, shippers, Customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                                               Initials: /s/ DKH
                                                                       ---------
                              FULL SERVICE-GROSS                          /s/ SK
                                   EXHIBIT 3                            --------
                                                                         /s/ AEW

                               PAGE 1 OF 1 PAGES

[Graphic]                STANDARD TENANCY STATEMENT
                  American Industrial Real Estate Association

TO WHOM IT MAY CONCERN:
RE Lease ("Lease") dated_____________________ by and between____________________
________________________________________________________________________________

as Lessor, and____________________________________________________, as Lessee,
concerning the premises known as:______________________________________________
("Premises"), which Lease was amended__________________________________________
and guaranteed by__________________________________________    ("Guarantor (s)")
(it will be presumed no amendments or guarantees exist unless they are specified above).

The undersigned does hereby certify to you as follows:

     1. True copies of the above referenced Lease as amended and the guarantees, if any, are attached hereto marked Exhibit "1" (Attach a copy of Lease, all amendments and guarantees.)

     2. The Lease term commenced on_____________________________and expires on _____________.

     3.  The current monthly rent and expense pass-through, if any, are as follows:
                              Amount       Day of Month Due    Paid Up to Date
                              ------       ----------------    ---------------
               Rent           $__________     __________       __________, 19__
               Pass-through   $__________     __________       __________, 19__

No rents or pass-throughs have been prepaid except as reflected in the Lease. (It will be presumed that no expense pass-throughs are currently required unless set forth above.)

     4. The current amount of security deposit held by Lessor is $____________________.

     5. The Lease has not been modified, orally or in writing, since its execution, except as hereinabove identified. The Lease as so amended is in full force and effect and contains the entire agreement between Lessor and Lessee, except (it will be assumed no exceptions exist unless they are specified here):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     6. The improvements and space required to be furnished by Lessor have been furnished and completed in all respects to the satisfaction of Lessee, and all promises of an inducement nature by Lessor have been fulfilled except (it will be assumed no exceptions exist unless they are specified here):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     7. To the undersigned's best knowledge, there are no uncured defaults by Lessor or Lessee under the Lease, and the undersigned is not aware of the existence of any circumstances that would constitute a default under the Lease if not cured within the applicable grace period after written notice by either Lessor or Lessee to the other party, except (it will be assumed no exceptions exist unless they are specified here):_________________________________________
________________________________________________________________________________
________________________________________________________________________________

     8. There is no dispute between Lessor and Lessee concerning the Lease, the Premises or the improvements therein or thereon, except (it will be assumed no exceptions exist unless they are specified here):_______________________________
________________________________________________________________________________
________________________________________________________________________________

     9. Lessee is in full and complete possession of the Premises and has not assigned or sublet any portion of the Premises, except (it will be assumed no exceptions exist unless they are specified here):_____________________________
________________________________________________________________________________
________________________________________________________________________________

     10. The undersigned has no notice or knowledge of any prior sale, transfer, assignment or encumbrance of the Lessor's or Lessee's interest in the Lease, except (it will be presumed no exceptions exist unless they are specified here):__________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     11. Lessee has made no alterations or additions to the Premises, except (it will be Presumed no exceptions exist unless they are specified here):
_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

If alterations or additions have been made by Lessee, to the undersigned's best knowledge, all such alterations and additions by Lessee were done in accordance with the terms of the Lease and were in compliance with all applicable laws, rules and regulations.

     12. The guarantees of the Guarantors named above are still in full force and effect, except (it will be assumed no exceptions exist unless they are specified here):________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     13. Neither the Lessee, Lessor, nor Guarantor are currently the subject of a bankruptcy proceeding, except (it will be assumed no exceptions exist unless they are specified here):_______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     14. The undersigned is aware that buyers, lenders and others will rely upon the statements made in this Tenancy Statement, and the undersigned has therefore adjusted the language hereof as necessary to make it an accurate statement of the current facts concerning the Lease. If no such adjustments have been made, said parties may rely upon the statements in this form as printed.

     15. The person or entity signing this Tenancy Statement is[_] the Lessee, [_] the Lessor.[_] the Guarantor.

     16. Additional items (it will be presumed no additional items exist unless set forth herein):_____________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
DATE: ________________________________________, 19__
              (Fill in date of execution)


                              ______________________________________________
                              ______________________________________________
                              By____________________________________________
                              Name Printed:_________________________________
                              Title:________________________________________

     For this form, write: American Industrial Real Estate Association, 345 S. Figueroa Street, M-1, Los Angeles, Calif. 90071


                                  EXHIBIT "4"                            /s/ AEW

 [Graphic of the floor plan of the second floor of Pacific Concourse
                                 Building 30.]

[Graphic of the layout of the building complex at 5245 Pacific Concourse Drive.]


                                   Exhibit 2

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT TO LEASE (this "First Amendment") is entered into as or the 8th day of January, 1997, by and between, OMA DEL AIRE PROPERTIES, a California general partnership ("Lessor") and SiRF TECHNOLOGY, INC., a California corporation ("Lessee"), with reference to the following facts and circumstances:

     A. Lessor and Lessee have heretofore entered into that certain Standard Office Lease - Gross dated December 23, 1996 (the "Lease"), for premises located at 5245 Pacific Concourse Drive, Suite 240, Los Angeles, California (the "Premises").

     B.  Lessor and Lessee desire to amend the Lease as hereinafter provided.

     C. Capitalized terms used in this First Amendment and not otherwise defined herein shall have the same meanings as are ascribed to such terms in the Lease.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

          1.  Lessee's Expansion.  Notwithstanding anything in the Lease to the
              ------------------
contrary, in the event that Lessee shall desire to lease alternative space from Lessor in the Building (in lieu of Lessee's current Premises) containing at least twice the current rentable square footage of the Premises (the "Substitute Premises") and Lessor desires to lease such Substitute Premises to Lessee, Lessee may elect to enter into a new lease with Lessor covering the Substitute Premises on Lessor's standard form lease for a term of not less than three (3) years and at a rental rate equal to the then prevailing market rent for the Substitute Premises (as mutually reasonably agreed to by Lessor and Lessee). In the event Lessee so elects to enter into a new lease with Lessor, upon the complete execution and delivery of such new lease, the Lease shall terminate (subject to the terms of such new lease). Notwithstanding anything herein to the contrary, Lessor shall have no obligation to lease any Substitute Premises to Lessee.

                                                                         /s/ AEW

          2.  Reaffirmation. Except as expressly modified herein, the Lease is
              -------------
hereby reaffirmed and ratified by Lessor and Lessee in its entirety.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this First Amendment as of the day and year first written above.

                         LESSEE
                         ------

                         SiRF Technology, Inc.
                         a California corporation

                         By: /s/ Sanjai Kohli
                             ----------------------
                         Name: Sanjai Kohli
                               --------------------
                         Title: V.P. Engineering
                                -------------------

                         LESSOR
                         ------

                         OMA DEL AIRE PROPERTIES,
                         a California general partnership

                         By: NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, for and on behalf of its developmental
                              properties account, general partner

                              By:   COPLEY REAL ESTATE
                                    ADVISORS, INC., a
                                    Massachusetts corporation,
                                    asset manager and advisor
                                    hereunto duly authorized

                                    By: see attached page for revised
                                        -------------------------------
                                    Name: signature block
                                          -----------------------------
                                    Title: ____________________________


                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

                         Lessor:
                         ------

                         OMA DEL AIRE PROPERTIES, a California partnership

                         By: Metropolitan Life Insurance Company, a New York corporation, successor by merger to New England Mutual Life Insurance Company, a Massachusetts corporation, for and on behalf of its Development Properties Account, general partner

                              By:   AEW Real Estate Advisors, Limited
                                    partnership, a Massachusetts Limited
                                    Partnership, its asset manager and advisor
                                    hereunto duly authorized
                                    By: /s/ J. Christopher Meyer
                                        -------------------------------

                                    Name Printed: J. CHRISTOPHER MEYER
                                                  ---------------------

                                    Title: MANAGING DIRECTOR
                                           ----------------------------

                                                           Property ID 0688-0101
                                                              Tenant ID 06000235

                           THIRD AMENDMENT TO LEASE
                           ------------------------

     This THIRD AMENDMENT TO LEASE is entered into as of this 3rd day of September, 1997 by and between OMA DEL AIRE PROPERTIES, a California general partnership, ("Lessor") and SiRF TECHNOLOGY, INC., a California corporation ("Lessee") with reference to the following facts and circumstances:

     A. Lessor and Lessee have previously entered into that certain Standard Office Lease - Gross dated December 23, 1996, as amended by that certain First Amendment to Lease dated as of January 8, 1997 and that certain Acceptance and Second Amendment to Lease dated as of January 22, 1997 (as so amended, the "Lease"), concerning those certain premises commonly referred to as 5245 Pacific Concourse Drive, Los Angeles, California (the "Original Premises").

     B. In addition to the Original Premises presently occupied by Lessee, Lessee desires to lease from Lessor, and Lessor desires to lease to Lessee, certain additional premises (the "Expansion Premises"), which Expansion Premises consist of a total of approximately 2,873 rentable square feet of space on the first floor of the building located at 5220 Pacific Concourse Drive and are commonly known as Suite 190. The Expansion Premises are depicted on Exhibit A
                                                                    ---------
attached hereto and incorporated herein by this reference. The Original Premises and the Expansion Premises are referred to hereinafter collectively as the "Premises".

     C. Lessor is willing to agree to so amend the Lease upon the terms and conditions of this Third Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

     1. Defined Terms. Capitalized terms used in this Third Amendment not
        -------------
otherwise defined herein shall have the same definitions as are ascribed to them in the Lease.

     2. Expansion Premises. As of the Expansion Commencement Date (as
        ------------------
hereinafter defined in Paragraph 3), Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Expansion Premises upon all of the terms and conditions of the Lease relating to Lessee's obligations thereunder. Commencing on the Expansion Commencement Date and continuing throughout the Expansion Premises Term (as hereinafter defined in Paragraph 3), the term "Premises," as defined in Section 1.2 of the Lease, shall be modified to mean the Original Premises (as it existed immediately prior to the Expansion Commencement Date) together with the Expansion Premises.

     3. Expansion Premises Term. The term of the Lease with respect to the
        -----------------------
Expansion Premises shall commence on September 6, 1997 (the "Expansion Commencement Date:"), and shall expire on December 31, 1997 (the "Expansion Premises Term"). Upon the expiration of the Expansion Premises Term, Lessee shall vacate and surrender the Expansion Premises in accordance with the terms and provisions of the Lease with no rights to holdover or extend the Expansion Premises Term.

     4. Base Rent. Commencing on the Expansion Commencement Date and continuing
        ---------
throughout the Expansion Premises Term, the monthly Base Rent payable under the Lease shall be increased by $4,453.15 (i.e. the amount of Base Rent attributable to the Expansion Premises).

     5. Security Deposit: The security deposit as called for under paragraph 1.9
        ----------------
or the Lease shall be increased by $4,453.15 to $8,824.15 to cover the Expansion Premises .

     6. Parking: Effective on the Expansion Commencement Date, and continuing
        -------
through the Expansion Premises Term, Lessee shall be entitled to eleven (11) additional parking spaces at the monthly rate of $35.00 per parking space.

     7. Lessee's Share. Commencing on the Expansion Commencement Date and
        --------------
continuing throughout the Expansion Premises Term, Lessee's Share of Operating Expense Increase with respect to the Expansion Premises shall be 4.21%, which percentage has been calculated by the ratio of the rentable square footage of the Expansion Premises to the total rentable square footage contained in the Building in which the Expansion Premises are located. Lessee shall continue to be liable for Operating Expense Increases based on Lessee's Share with respect to the Original Premises arising prior to and after the Expansion Commencement Date.

     8.  Expansion Premises Base Year. The Base Year (as defined in Paragraph
         ----------------------------
4.2(b) of the Lease) with respect to the Expansion Premises only shall be deemed to be 1997.

     9.  Evidence of Insurance Coverage. On the Expansion Commencement Date,
         ------------------------------
Lessee shall cause the insurance which Lessee is obligated to obtain and maintain under Paragraph 8 of the Lease to be revised such that it shall also be applicable to and cover the Premises (as increased to include the Expansion Premises), and Lessee shall deliver evidence of such insurance coverage to Lessor on the Expansion Commencement Date.

     10. Expansion Premises Condition. The Expansion Premises are being leased
         ----------------------------
in an "as is" condition.

     11. Acknowledgment Concerning Broker. Lessee and Lessor each hereby
         --------------------------------
represent and warrant to one another that neither has had any dealings with any person, firm, finder or broker other than The Seeley Company in connection with the negotiation of this Third Amendment and/or the consummation of the transaction contemplated hereby. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party, including any costs, expenses, and attorneys' fees reasonably incurred with respect thereto.

     12. Acknowledgments. As a material inducement for Lessor to enter into this
         ---------------
Third Amendment, Lessee agrees that (a) Lessor has performed all obligations required of Lessor under the Lease; (b) no event has occurred or failed to occur which, with the giving of notice or the passage of time, or both, would constitute or ripen into a breach or default of the Lease by Lessor; (c) as of the date hereof, Lessee has no offsets or counterclaims whatsoever under the Lease (including, without limitation, with respect to all prior payments or reimbursements of Operating Expenses made by Lessee); and (d) Lessee hereby reaffirms as accurate and binding the provisions of the Lease regarding the size of the Premises and the calculation of Lessee's Share.

     13. Reaffirmation. Except as expressly modified herein, the Lease is hereby
         -------------
reaffirmed and ratified by the parties in its entirety.

     IN WITNESS WHEREOF, Lessee and Lessor have executed this Third Amendment as of the day and year first written above.

LESSEE
------

                              SiRF TECHNOLOGY, INC., a California corporation


                              By: /s/ Sanjai Kohli
                                 ------------------------------------------
                              Title: VP Engr.
                                    ---------------------------------------
                              Date:     4 Sep 97
                                   ----------------------------------------


                              By:__________________________________________
                              Title:_______________________________________
                              Date:________________________________________


                              LESSOR
                              ------

                              OMA DEL AIRE PROPERTIES, L.P., a California limited partnership

                              By: Del Aire LLC, a California limited liability company, its general partner


                                    By: /s/ Arnold W. Koch
                                       ------------------------------------
                                    Title: Vice Pres.
                                          ---------------------------------
                                    Date:    9-15-97
                                         ----------------------------------



                                    By: [illegible]
                                       ------------------------------------
                                    Title: [illegible]
                                          ---------------------------------
                                    Date:    9-15-97
                                         ----------------------------------

   [Graphic of floor plan of the first floor of Building 10 of 5220 Pacific
                      Concourse Drive, Los Angeles, CA.]



                                  EXHIBIT "A"

                           FOURTH AMENDMENT TO LEASE
                           -------------------------

     THIS FOURTH AMENDMENT TO LEASE (this "Fourth Amendment") is entered into as of the 30th day of December, 1997 (the "Effective Date"), by and between, OMA DEL AIRE PROPERTIES, L.P., a California limited partnership (successor-in-interest to OMA Del Aire Properties, a California general partnership) ("Lessor"), and SiRF TECHNOLOGY, INC., a California corporation ("Lessee"), with reference to the following facts and circumstances:

     A. Lessor and Lessee have previously entered into that certain Standard Office Lease - Gross dated December 23, 1996, relating to certain premises located in the City of Los Angeles, State of California. Said lease was subsequently amended by (i) that certain First Amendment to Lease dated as of January 8, 1997, and (ii) that certain Acceptance and Second Amendment to Lease dated as of January 22, 1997, (iii) that certain Third Amendment to Lease dated as of September 3, 1997, and as so modified said lease is hereinafter referred to as the "Existing Lease."

     B. Capitalized terms used in this Fourth Amendment and not otherwise defined herein shall have the same meanings as are ascribed to such terms in the Existing Lease.

     C. Pursuant to the terms of the Existing Lease, among other things, Lessor leases to Lessee, and Lessee leases from Lessor (i) those certain premises commonly known as Suite 190 of the building located at 5220 Pacific Concourse Drive, Los Angeles, California (the "Suite 190 Premises"), and (ii) those certain premises commonly known as Suite 240 of the building located at 5220 Pacific Concourse Drive, Los Angeles, California (the "Suite 240 Premises").

     D. Concurrently herewith, Lessor and Lessee are entering into a new lease with respect to certain premises within the Building (the "New Lease"). In connection with the New Lease, Lessor and Lessee desire to amend the Existing Lease to provide for, among other things, an early expiration of the term of the Existing Lease.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

     1. Expiration of Term of Existing Lease.
        ------------------------------------

     a. Subject to the satisfaction of the condition precedent set forth in Paragraph 2 hereinbelow, effective as of the Effective Date, the Existing Lease shall be and hereby is amended to reflect that the term of the Existing Lease with respect to the Suite 190 Premises shall be deemed to have terminated on the Effective Date. From and after the Effective Date, Lessee's occupancy of the Suite 190 Premises shall be a tenancy from month to month upon all of the provisions of the Existing Lease pertaining to the obligations of Lessee; provided, however, that all Options granted under the terms of the Existing Lease shall be deemed terminated and be of no further effect during said month to month tenancy; further provided that as of the New Lease Commencement Date (as hereinafter defined) any such month to month tenancy of the Suite 190 Premises by Lessee shall be deemed terminated.

     b. Subject to the satisfaction of the condition precedent set forth in Paragraph 2 hereinbelow, effective as of the date of the commencement of the term of the New Lease (the applicable date being referred to herein as the "New Lease Commencement Date"), the Existing Lease shall be and hereby is amended to reflect that the term of the Existing Lease with respect to the Suite 240 Premises shall be deemed to have terminated on the New Lease Commencement Date.

     2. Condition Precedent. The effectiveness of this Fourth Amendment is
        -------------------
expressly conditioned upon Lessor and Lessee entering into a binding written lease for the lease of certain premises within the Building commonly known as Suite 120 concurrently with the execution and delivery of this Fourth Amendment.

     3. Lessee's Security Deposit. Lessor and Lessee hereby acknowledge and
        -------------------------
agree that Lessor currently holds a $8,824.15 security deposit under the Existing Lease (the "Existing Lease Security Deposit"). Subject to all of the terms and conditions of the Existing Lease, Lessor agrees to apply the Existing Lease Security Deposit against Lessee's obligation to provide Lessor with a $11,985.00 security deposit under the New Lease. After Lessor has so applied the Existing Lease Security Deposit, Lessor shall have no obligation under the Existing Lease to return the Existing Lease Security Deposit or any part thereof to Lessee.

     4. Ownership of Improvements. Any tenant improvements or items of personal
        -------------------------
property left on the Suite 190 Premises or the Suite 240 Premises after Lessee has vacated same shall be deemed, at Lessor's option, the property of Lessor.

     5. Representations by Lessee. Lessee hereby represents and warrants to
        -------------------------
Lessor that: (a) Lessee is the present sole owner of the lessee's interest in the Lease; (b) Lessee has not made any assignment, sublease, transfer, conveyance, hypothecation or other disposition of the Lease, or any interest therein; and (c) Lessee has not suffered or created any claim, demand, obligation, liability, action or cause of action pertaining to the Premises or the Lease. Lessee hereby acknowledges that Lessor is entering into this Fourth Amendment in reliance on the foregoing representations and warranties of Lessee.

     6. Reaffirmation. Except as expressly modified herein, the Existing Lease
        -------------
is hereby reaffirmed and ratified by Lessor and Lessee in its entirety.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Fourth Amendment as of the day and year first written above.

LESSEE
------

                              SiRF Technology, Inc.
                              a California corporation



                              By: /s/ Sanjai Kohli
                                 --------------------------------------
                              Name:   Sanjai Kohli
                                   ------------------------------------
                              Title:   VP Engr.
                                    -----------------------------------


                              Lessor:
                              ------

                              OMA DEL AIRE PROPERTIES, L.P.
                              a California limited partnership

                              By:   DEL AIRE LLC,
                                    a California limited liability company,
                                    its general partner



                                    By: /s/ Arnold W. Koch
                                       --------------------------------
                                    Name:   Koch
                                         ------------------------------
                                    Title:   Vice Pres.
                                          -----------------------------

                                       2